UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — December 13, 2011

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                   Regulation FD Disclosure

On December 13, 2011, Assured Guaranty Ltd. made available in the Investor Information section of its website the following materials, which can be obtained from such website at the links provided below:

(i)                                   the Assured Guaranty Municipal Corp. December 31, 2010 Consolidated Financial Statements (restated); and September 30, 2011 Financial Supplement (www.assuredguaranty.com/investor-information/by-company/agm/financial-information/);

(ii)                                the Assured Guaranty Corp. September 30, 2011 Financial Supplement (www.assuredguaranty.com/investor-information/by-company/agc/financial-information/); and

(iii)                             its Fixed Income Investor Presentation for the Third Quarter of 2011

(www.assuredguaranty.com/presentations).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ Robert A. Bailenson
Name: Robert A. Bailenson
Title: Chief Financial Officer

DATE:  December 13, 2011

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